Investor Presentation Cactus, Inc. (NYSE: WHD) March 2021 Exhibit 99.1

2 Non-GAAP Measures This presentation includes references to EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, and EBIT, which are not measures calculated in accordance with accounting principles generally accepted in the United States of America (“GAAP”). A reconciliation of EBITDA, Adjusted EBITDA and EBIT to net income, the most directly comparable measure calculated in accordance with GAAP, is provided in the Appendix included in this presentation. While management believes such measures are useful for investors, these measures should not be used as a replacement for financial measures that are calculated in accordance with GAAP. Forward-Looking Statements The information in this presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact included in this presentation, regarding our strategy, future operations, financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this presentation, the words “may,” “hope,” “potential,” “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on Cactus’ current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to the operation of our business. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements described under the heading ‘‘Risk Factors’’ included in our SEC filings. These forward-looking statements are based on management’s current belief, based on currently available information, as to the outcome and timing of future events. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: demand for our products and services, which is affected by, among other things, changes in the price of crude oil and natural gas in domestic and international markets; the level of growth or decline in the number of rigs, pad sizes, well spacings and associated well count; availability of takeaway and storage capacity; availability of capital and the associated capital spending discipline exercised by customers; the financial health of our customers and our credit risk of customer non-payment; changes in the number of drilled but uncompleted wells and the level of completion activity; the size and timing of orders; availability of raw materials and imported items; shipping costs and availability of ocean freight from China; transportation differentials associated with reduced capacity in and out of the storage hub in Cushing, Oklahoma; expectations regarding raw materials, overhead and operating costs and margins; availability of skilled and qualified workers; potential liabilities such as warranty and product liability claims arising out of the installation, use or misuse of our products; the possibility of cancellation of orders; our business strategy; our financial strategy, operating cash flows, liquidity and capital required for our business; our future revenue, income and operating performance; our ability to pay dividends and the amount of any such dividends; corporate consolidation activity involving our customers; the addition or termination of relationships with major customers or suppliers; laws and regulations, including environmental regulations, that may increase our costs, limit the demand for our products and services or restrict our operations; disruptions in the political, regulatory, economic and social conditions domestically or internationally; the ultimate severity and duration of the ongoing outbreak of coronavirus (COVID-19) and the extent of its impact on our business; outbreaks of other pandemic or contagious diseases that may disrupt our operations, suppliers or customers or impact demand for oil and gas; the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and other oil and gas producing countries affecting the supply of oil and natural gas; increases in import tariffs assessed on products from China and imported raw materials used in the manufacture of our goods in the United States which could negatively impact margins and our working capital; the significance of future liabilities under the tax receivable agreement (the “TRA”) we entered into with certain current or past direct and indirect owners of Cactus LLC in connection with our initial public offering; a failure of our information technology infrastructure or any significant breach of security; potential uninsured claims and litigation against us; competition within the oilfield services industry; our dependence on the continuing services of certain of our key managers and employees; currency exchange rate fluctuations associated with our international operations; and plans, objectives, expectations and intentions contained in this presentation that are not historical. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. We disclaim any duty to update and do not intend to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. Industry and Market Data This presentation has been prepared by Cactus and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Some data is also based on Cactus’ good faith estimate. Although Cactus believes these third-party sources are reliable as of their respective dates, Cactus has not independently verified the accuracy or completeness of this information. Information Presented Except as otherwise indicated or required by the context, references in this presentation to the “Company,” “Cactus,” “we,” “us” and “our” refer to (i) Cactus Wellhead, LLC (“Cactus LLC”) and its consolidated subsidiaries prior to the completion of our IPO and (ii) Cactus, Inc. (“Cactus Inc.”) and its consolidated subsidiaries (including Cactus LLC) following the completion of our IPO on February 12, 2018. Cactus LLC is our accounting predecessor. Important Disclosures

3 ◼ Mr. Bender has served as President and CEO since co-founding Cactus Wellhead, LLC (“Cactus LLC”) in 2011. ◼ Mr. Bender previously was President of Wood Group Pressure Control from 2000 to 2011. ◼ Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011. ◼ Mr. Bender graduated from Princeton University in 1975 with a Bachelor of Science in Engineering and from the University of Texas at Austin in 1977 with a Master of Business Administration. Scott Bender President & CEO Joel Bender Senior Vice President & Chief Operating Officer ◼ Mr. Bender has served as Senior Vice President and COO since co-founding Cactus LLC in 2011. ◼ Mr. Bender previously was Senior Vice President of Wood Group Pressure Control from 2000 to 2011. ◼ Mr. Bender successfully built and monetized Ingram Cactus Company (sold to Cameron in 1996) and led Wood Group Pressure Control’s profitable expansion until its sale to General Electric in 2011. ◼ Mr. Bender graduated from Washington University in 1981 with a Bachelor of Science in Engineering and from the University of Houston in 1985 with a Master of Business Administration. Steven Bender Vice President of Operations ◼ Mr. Bender has served as Vice President of Operations of Cactus LLC since 2011, managing all US service center and field operations. ◼ Mr. Bender previously was Rental Business Manager of Wood Group Pressure Control from 2005 to 2011. ◼ Mr. Bender graduated from Rice University in 2005 with a Bachelor of Arts in English and Hispanic Studies and from the University of Texas at Austin in 2010 with a Master of Business Administration. Steve Tadlock Vice President, Chief Financial Officer & Treasurer ◼ Mr. Tadlock has served as Vice President, Chief Financial Officer & Treasurer, since March 2019. ◼ Mr. Tadlock previously served as Vice President and Chief Administrative Officer since March 2018 and has also served as VP of Corporate Services since June 2017. He has worked with Cactus LLC since its founding in 2011 as a Board observer. ◼ Mr. Tadlock previously worked at Cadent Energy Partners, where he served as a Partner from 2014 to 2017. ◼ Mr. Tadlock graduated from Princeton University in 2001 with a Bachelor of Science in Engineering and from the Wharton School at the University of Pennsylvania in 2007 with a Master of Business Administration. David Isaac Vice President of Administration and General Counsel ◼ Mr. Isaac has served as Vice President of Administration and General Counsel since September 2018. ◼ Mr. Isaac previously worked at Rockwater Energy Solutions, Inc. and most recently served as Senior Vice President of Human Resources and General Counsel. ◼ Mr. Isaac previously was the Vice President of Human Resources and General Counsel of Inmar, Inc. ◼ Mr. Isaac graduated from The College of William & Mary in 1983 with a Bachelor of Arts in Economics and from The Ohio State University in 1986 with a Juris Doctor. Experienced Executive Team

4 Experienced Management Team with Significant Equity Ownership & Strong Industry Relationships Innovate & Differentiated Products & Services That Drive Relative Margin Stability Through the Cycle A Leading Pure Play Wellhead and Pressure Control Equipment Solutions Provider for Onshore Markets Returns Focused with Large Net Cash Balance Dynamic Operating and Manufacturing Capabilities 5 4 3 2 1 Through-Cycle Outperformance Investment Highlights

5 Product 59% Rental 19% Field Service and Other 22% 9.6% 23.9% 26.5% 27.5% 29.5% 2016 2017 2018 2019 2020 $32.2 $112.1 $212.6 $229.0 $121.0 2016 2017 2018 2019 2020 $155.0 $341.2 $544.1 $628.4 $348.6 2016 2017 2018 2019 2020 Revenue ($ in millions)2020 Revenue by Type ◼ Bakken ◼ Eagle Ford ◼ Permian Company Overview *Product Revenue Includes Drilling and Production Consumables Cactus designs, manufactures, sells and rents highly engineered products which generate improved drilling and completions efficiencies while enhancing safety Selected Active Basins Source: Company filings. 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) Net Capital Expenditures equals net cash flows from investing activities. Adjusted EBITDA(1) – Net Capital Expenditures(2) as % of Revenue 33.4% Margin 37.1% MarginAdjusted EBITDA(1) ($ in millions) Adj. EBITDA(1) as % of Revenue ◼ DJ / Powder River ◼ Marcellus / Utica ◼ Haynesville ◼ Cooper, Australia 20.8% 32.9% 39.1% 36.4% 34.7%

6 Proprietary Equipment Across Drilling, Completion, and Production Phases of a Well ◼ Designed for pad drilling and intense completion environments ◼ Principal products: SafeDrill® wellheads, frac related rentals and production trees ◼ Time savings can exceed 30 hours of rig time per well Drilling ProductionCompletion (Frac) Technologically advanced wellhead and frac solutions deliver greater reliability and time savings Consumable Sale Consumable SaleTemporary Rental Cactus Also Provides Field Service, Installation & Maintenance

7 15 47 75 100 119 158 179 119 99 68 129 220 245 275 295 276 240 87 127 0.8% 2.5% 4.3% 5.9% 7.0% 8.9% 9.8% 14.4% 14.5% 17.5% 21.5% 24.4% 27.0% 26.6% 28.2% 29.3% 30.9% 32.7% 43.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% 0 50 100 150 200 250 300 350 400 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 Dec-14 Jun-15 Dec-15 Jun-16 Dec-16 Jun-17 Dec-17 Jun-18 Dec-18 Jun-19 Dec-19 Jun-20 Q4 2020 Cactus Rigs Followed Market Share 1,931 1,899 1,729 1,694 1,703 1,780 1,820 825 684 388 601 902 909 1,035 1,045 941 777 266 295 Historical U.S. Onshore Market Share(1) Source: Baker Hughes Rig Count Data, as published on the Friday on or immediately preceding the 15th day of each month presented, and Cactus analysis. 1) Represents the number of active U.S. onshore rigs Cactus followed divided by the total number of active U.S. onshore rigs, as of mid-period. The number of active U.S. onshore rigs Cactus followed represents the approximate number of active U.S. onshore dri lling rigs to which Cactus was the primary provider of wellhead products and corresponding services during drilling, as of mid-month. Cactus believes that comparing the total number of active U.S. onshore rigs to which it is providing its products and services at a given time to the total number of active U.S. onshore rigs on or about such time provides Cactus with a reasonable approximation of its market share with respect to its wellhead products sold and the corresponding services it provides. Q4 2020 represents the average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid-month for each of the three months in the applicable quarter divided by the Baker Hughes U.S. onshore rig count quarterly average. U.S. Onshore Rigs (1) Market Leader with Strong Market Share Growth U.S. Market Share Continues to Increase

8 34% 27% 23% 18% 15% 14% 14% 14% 0% 5% 10% 15% 20% 25% 30% 35% WHD Peer A Peer B Peer C Peer D Peer E Peer F Peer G 0% 5% 10% 15% 20% 25% 30% 35% 40% 2014 2015 2016 2017 2018 2019 2020 WHD Peer A Peer B Peer C Peer D Peer E Peer F Peer G Differentiated Margin Profile Through the Cycle Historical Adjusted EBITDA Margins (2014 – YTD 2020) (1)(2) Source: Factset, Company filings. 1) Peer data represents Adjusted EBITDA where available per company filings and presentations. Peers include: ChampionX, Core Laboratories, DMC Global Inc., Dril-Quip, National Oilwell Varco, Oil States International and TechnipFMC. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. TechnipFMC data represents FMC Technologies financial data from 2014 to 2016 and TechnipFMC plc data pro forma for the separation of Technip Energies thereafter. 2) Cactus data represents Adjusted EBITDA, defined as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, severance expenses, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. Adjusted EBITDA Margin is defined as Adjusted EBITDA expressed as a percentage of Revenue. YTD 2020 data based on latest publicly available data as of February 2021 and represents data through December 31, 2020 or September 30, 2020. Adjusted EBITDA Margin (2014 – YTD 2020) (1)(2) Strength of margin profile relative to peers maintained through the cycle

9 2017 Incremental EBITDA Margins(1)(2) Total Company Incremental Adjusted EBITDA Margins Over 40% in 2017(2)(3) 45% 80% 28% 43% Product Rental Field Service & Other Total Adj. EBITDA Highlights ◼ Greater operating leverage provides benefits as activity levels increase ◼ Incremental EBITDA margins were strong during the last market recovery (2017) ◼ Slower activity environment provided opportunity to improve internal processes and provide solutions to issues faced by clients ◼ Cactus maintained and added key sales & engineering talent through the downturn ◼ Favorable changes in plant absorption costs anticipated as activity increases 1. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2. Product, Rental and Field Service & Other incremental EBITDA margins represent annual change in category gross profit (excluding depreciation & amortization) divided by change in category revenue in 2017 versus 2016. Incremental Total Adj. EBITDA margin represents change in annual Adjusted EBITDA divided by change in annual revenue in 2017 versus 2016. 3. Includes selling, general and administrative expenses. (3) Cactus is Well Prepared for a Recovery

10 Technologically Advanced Pad Drilling Wellhead Systems SafeDrill® Advantages Eliminates time consuming BOP manipulation No waiting on cement after running casing strings - Mandrel hangers, pack offs run and set through BOPs Fewer trips into confined space (cellar) - No BOP manipulation after intermediate casing has been installed No “hot work” required to cut casing with torch Safety Time Savings Conventional Wellhead Cactus SafeDrill®

11 ◼ SafeInject® ◼ Digital & remotely operated method to perform frac tree maintenance and collect valuable data at wellsite ◼ SafeClamp® ◼ Reliable method to connect the wireline lubricator to the frac tree without the need for human intervention within the exclusion zone Innovations Enhance Rental Business Value Proposition Complement & enhance legacy rental offerings without additional personnel SafeInject® SafeLinkTM SafeClamp® ◼ Additional product introductions awaiting more constructive pricing environment ◼ Significantly reduce non-productive time (“NPT”) by increasing reliability and automation ◼ Increase safety and reduce costs by removing personnel from the exclusion zone ◼ SafeLinkTM ◼ Singular, continuous, compact & adaptable connection between missile and multiple frac trees SafeLinkTMLegacy Setup

12 Cleaner Differentiated Offerings Enable Customers to Meet ESG Goals ◼ Cactus enables customers to drill and complete wells faster ◼ Translates to fewer rigs, frac crews & associated equipment ◼ Lower operator emissions per barrel of production ◼ Reduced carbon intensity per well ◼ Fewer drilling days per well ◼ More frac stages completed per day Faster Safer ◼ Cactus’ equipment increases employee safety by enabling: ◼ Automation of human- performed connections ◼ Routine tasks to be performed remotely ◼ Fewer trips into underground cellars ◼ No “hot work” required to cut casing with torch ◼ In late-stage development of equipment allowing for: ◼ Environmentally friendly method for powering Cactus’ equipment and operations ◼ Electric power generation at the wellsite ◼ Reduced diesel usage

13 Small Expenditures Can Have a Big Impact on Operators Components of Onshore Well Costs(1) ◼ Cactus offerings make up a relatively small portion of the overall cost to drill & complete a well ◼ Efficiency and reliability can cause a disproportionate amount of benefit for operators ◼ Operators prioritize cost savings on larger ticket items Cactus Value Proposition Completion 54% Cactus Rentals 1% Cactus Products 1% Drilling 29% Other 15% 1) Source: EIA and Management estimates.

14 DJ / Niobrara Powder River Basin Bakken SCOOP / STACK Haynesville Eagle Ford Utica Gulf Coast Bossier City, Louisiana Manufacturing Facility Marcellus Barnett ◼ Service centers support field services and provide repair services ◼ Spread across all key producing basins ◼ Flexible cost structure at branches & Bossier City ◼ Ability to scale costs and right-size in real-time ◼ Minimal maintenance capex required Service Centers Headquarters Manufacturing U.S. Operations Oil & Gas Basin Delaware Midland Suzhou, China Manufacturing Facility ChinaAustralia United States International Operations ◼ Shipped first batch of Rental equipment to the Middle East in early 2021 ◼ Utilizing existing fleet of rental & support equipment and no near-term capital requirement for facilities ◼ Australian operations predominantly natural gas focused ◼ Low fixed cost for Chinese manufacturing base limits impact from changes in activity levels Middle East Flexible and Scalable Operating Footprint

15 Responsive manufacturing in the U.S. supplemented by high volume production in China Bossier City Facility Suzhou Facility ◼ Rapid-response manufacturing of equipment ◼ 5-axis computer numerically controlled machines ◼ “Just-in-time” product capabilities allow Cactus to offer fast delivery time for parachute orders ◼ No large near-term capital needs following 2018 expansion ◼ Cash cost of operations is highly variable ◼ Less time-sensitive, high-volume wellhead equipment ◼ Wholly foreign owned enterprise (WFOE) ◼ Continue to increase product types assembled and tested in Suzhou ◼ Low cost of operation with low sensitivity to utilization ◼ Assessing additional international sourcing A Dynamic Manufacturing Advantage; Responsive, Highly Scalable and Lower Cost Highly Scalable and Low Fixed Cost Manufacturing Footprint

16 Current ◼ Management team is well incentivized as it owns more than 25% of the business ◼ Over 80% of executive compensation deemed “at risk” ◼ Performance-based stock compensation tied to Return on Capital Employed (“ROCE”) ◼ Management team has built the foundation of this company over four decades ◼ Track record of building and successfully monetizing similar businesses ◼ Strength of leadership is attested by management and operating teams that joined from past ventures ICC sold to Cooper Cameron Corporation (1996) Scott Bender appointed President of Cactus Wellhead Equipment (“CWE”), a subsidiary of Cactus Pipe (1977) Cactus Pipe founded (1959) CWE Merges with Ingram Petroleum Services, forming Ingram Cactus Company (“ICC”) ◼ Scott and Joel Bender become President and VP Operations, respectively, of ICC (1986) Joel Bender appointed Vice President of CWE (1984) Scott and Joel Bender appointed President and SVP, respectively, of Wood Group Pressure Control (“WGPC”) Scott Bender leaves WGPC (2010) Scott and Joel Bender found Cactus LLC with 18 key managers (2011) WGPC Sold to GE Oil and Gas (2011) Steven Bender appointed Rental Business Manager of WGPC (2005) Cactus, Inc. IPO (2018) Cactus, Inc. initiates regular quarterly dividend (2019) 19801975 1985 1990 1995 2000 2005 2010 20151959 Experienced and Well Aligned Management Team with Strong Industry Relationships

17 2020 Total Revenue by Customer Type 2020 Rental Revenue by Customer Type Majority of customer base represented by larger, well capitalized operators 2020 Product Revenue by Customer Type Note: Cactus’ Field Service revenue driven by the Company’s Product & Rental activity. Large E&P represents exploration & production companies with market capitalization of over $2bn as of February 26, 2021 per FactSet. Majors include international oil companies that engage in upstream and downstream activities Well Established Relationships with Recently Increasing Representation by Private Operators Majors 7% Large E&P 65% SMID E&P 8% Private 19% Other 1% Majors 3% Large E&P 67% SMID E&P 9% Private 20% Other 1% Majors 19% Large E&P 56% SMID E&P 7% Private 18% Other 0%

18 21 18 30 40 Q2 2020 Q3 2020 Q4 2020 QTD Q1 2021 Cactus’ Onshore Rigs Followed (Private Operators)(1) Cactus’ Onshore Rigs Followed with Private Operators Has More Than Doubled Since Q2 2020 Note: Private operators are firms that are not listed on a publicly traded stock exchange. 1. The average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore dri lling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid-month for each of the three months in the applicable quarter. Quarter-to-date 2021 represents the average of Cactus’ mid-momth rigs followed for January and February 2021. Recent Success With Private Operators

19 FTI DRQ WEIR NCSM SBO OIS HTG FET NOV 0.0% 10.0% 20.0% 30.0% 40.0% (10.0%) 0.0% 10.0% 20.0% 30.0% 40.0% Source: Company filings and Factset. Note: Adj. EBITDA Margins based on latest publicly available data as of February 2021. Cactus’ computation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. 1) Cactus EBIT = Adjusted EBITDA – depreciation and amortization. The Appendix at the back of this presentation contains a reconciliation of Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) ROCE reflects weighted average of 2016, 2017, 2018, 2019 and YTD 2020. ROCE = (Adj. EBITDA less D&A) / (Average of the subject year and preceding year capitalization including capital leases). ChampionX ROCE data represents legacy Apergy for 2015 – 2019 and ChampionX for 2020. YTD 2020 Adjusted EBITDA Margin (%) ROCE(2) (2016 – YTD 2020) (%) (1) Returns & Margins Have Outperformed Peers

20 Share Price Performance of Cactus vs. the OSX since IPO Note: Data based on share price performance from 2/7/2018 to 2/26/2021.Cactus 2/7/2018 price set as IPO price of $19 per share. Source: Factset 68% (61%) WHD OSX 0% Cactus Share Price Outperformed the OSX in 2018, 2019 and 2020 Execution Has Driven Equity Outperformance

21 Goodwill, Intangible, Long-Lived & Other Asset Impairment Expenses ($mm) (2015 – YTD 2020) Note: Peers include: ChampionX, Dril-Quip, Core Labratories, DMC Global, National Oilwell Varco, Oil States International and TechnipFMC. ChampionX data represents legacy Apergy prior to merger. TechnipFMC financial data represents FMC Technologies from 2015-2016 and TechnipFMC pro forma for the separation from Technip Energies from 2017 – September 30, 2020. Source: Company filings and annual reports. Cactus Has Recorded Zero Impairment Charges Through the Cycle $0 $664 $648 $180 $133 $37 $- $250 $500 $750 $1,000 WHD Peer A Peer B Peer C Peer D Peer E Peer F Peer G $10,597 ($mm) History of Prudent Investment Strategy $7,661

22 $17.4 $30.7 $68.2 $55.9 $18.1 2016 2017 2018 2019 2020 $14.8 $81.4 $144.4 $173.1 $102.9 2016 2017 2018 2019 2020 ◼ Year-end 2020 cash balance of approximately $289 million ◼ Cash balance grew by over $86 million during 2020 despite approximately $25 million in dividends and associated distributions ◼ Modest maintenance capex requirements ◼ Full year 2021 net capital expenditure guidance of $10 million to $15 million ◼ 2021 capex driven by environmental-related enhancements of equipment, modest expansion at Bossier City manufacturing facility and general maintenance ◼ Minimal capital outflows related to international expansion efforts expected in 2021 Adjusted EBITDA(1) – Net Capital Expenditures(2) ($ in millions) Strong balance sheet with track record of cash flow generation Net Capital Expenditures(2) ($ in millions) Balance Sheet & Capital Summary Source: Company filings. 1) EBITDA and Adjusted EBITDA are non-GAAP financial measures. Cactus defines Adjusted EBITDA as EBITDA excluding (gain) loss on debt extinguishment, stock-based compensation, non-cash adjustments for the revaluation of the liability related to the tax receivable agreement, and equity offering expenses. The Appendix at the back of this presentation contains a reconciliation of EBITDA and Adjusted EBITDA to net income, the most comparable financial measure calculated in accordance with GAAP. 2) Net Capital Expenditures equals net cash flows from investing activities. Clean Balance Sheet & Low Capital Intensity

23 ◼ Grew revenues by 14% sequentially ◼ Generated Adjusted EBITDA margins of 29% ◼ Increased Product market share(1) to 43% ◼ Generated over $20 million in free cash flow(2) Fourth Quarter 2020 Performance Outlook & Recent Developments ◼ Q1 2021 revenues expected to improve approximately 20% sequentially with Rental revenues expected to be up over 40% sequentially (inclusive of the impact from winter storms) ◼ Rigs followed anticipated to be up approximately 25% in Q1 2021 ◼ Shipped first batch of equipment into the Middle East early in 2021 ◼ Currently evaluating the shipment of additional equipment into the region ◼ Platform for further growth Recent Performance & Outlook 1) Represents the average number of active U.S. onshore rigs Cactus followed (which Cactus defines as the number of active U.S. onshore drilling rigs to which it was the primary provider of wellhead products and corresponding services during drilling) as of mid- month for each of the three months in the applicable quarter divided by the Baker Hughes U.S. onshore rig count quarterly average. 2) Free cash flow defined as cash flow from operating activities less cash flow from investing activities less distributions to members not associated with dividends paid to Class A common shareholders.

24 ◼ Product ◼ Continued increases in rig efficiency as operators improve processes (more wells drilled per rig) ◼ Rental ◼ Rental innovations potentially drive market share gains ◼ Introduction of additional completion technologies currently in development ◼ Buildout of environmental-friendly capabilities differentiates vs. competition and comes at limited cost ◼ International ◼ Shipped first batch of rental equipment into the Middle East in early 2021 ◼ Currently evaluating shipment of additional equipment ◼ Able to re-deploy existing assets in order to limit capex requirements Positive Developments with Limited Capital Required

25 3 4 5 6 At IPO Current Independent Directors Environmental Social Governance ◼ Cactus, Inc. is committed to reducing its impact on the environment. We will continue to strive to improve our environmental performance over time and to initiate projects and activities that will further reduce our impact on the environment. ◼ Cactus, Inc. is dedicated to improving lives and protecting human rights. We seek to make the world a better place by encouraging fairness, equal opportunity and human dignity. ◼ Our board of directors believes that sound governance practices and policies provide an important framework to assist it in fulfilling its duty to stockholders ◼ Bylaws recently amended to permit Eligible Stockholders to make nominations for election to the Board and to have those nominations included in the Company's proxy materials under certain circumstances Source: Company filings. ◼ All manufacturing facilities API and ISO 9001 certified to ensure the highest level of quality and safety ◼ Products & equipment reduce the need for personnel and equipment at the well site and oil & activities’ impact on the environment Cactus Is Committed to ESG Base Salary 14% STI Target 14% LTI 72% 86% at risk 2020 CEO Target Pay Mix

26 Total Recordable Incident Rate Strong & Improving Track Record of Safety 0.0 1.0 2.0 2016 2017 2018 2019 2020 ◼ Comprehensive and formal company- wide HSE management program for the safety of Associates ◼ Committed to the well-being and protection of individuals at all field and company locations ◼ Adhere to our own strict safety standards as well as those of our valued customers, minimizing risks of incidents on projects worldwide HSE Highlights

Appendix

28 Public Float 63% Management & Employees 26% Cadent Energy Partners 11% Ownership Profile(4) Company Organizational Structure Source: Company filings. 1. As of February 23, 2021. Excludes effect of dilutive securities. 2. As of February 26, 2021. Market capitalization utilizes total shares outstanding. 3. As of December 31, 2020. 4. As of February 23, 2021. Management and employees made up of Cactus WH Enterprises and Lee Boquet. CW Unit Holders Public Investors Cactus, Inc. (NYSE: WHD) Cactus Wellhead, LLC (operating subsidiary) Subsidiaries Ticker WHD (NYSE) Class A Shares Outstanding(1) 47.9mm Class B Shares Outstanding(1) 27.7mm Total Shares Outstanding(1) 75.5mm Market Capitalization(2) ~$2.4bn Finance Lease Obligations(3) $6.1mm Cash and Cash Equivalents(3) $288.7mm Quarterly Dividend Per Share $0.09 Annual Dividend Yield(2) 1.1% Company Profile Organizational Structure(1) Class A Common Stock (63.4% voting power) Class B Common Stock (36.6% voting power) 27.7mm CW Units (36.6% economic rights) 47.9mm CW Units (63.4% economic rights) 100% Class A & Class B Shareholders Have Equal Voting Rights

29 1 ▪ Wellheads are required by each well over production life ▪ One of the first pieces of equipment to be installed ▪ Cactus wellheads installed below surface ▪ Production trees installed on the wellhead after the frac stacks are removed Product Sold1 ▪ Frac stacks are connected to the wellhead for the fracturing phase of a well ▪ Must reliably withstand all liquids and proppants that are pumped downhole to fracture Equipment Rented 2 ▪ Zipper manifolds, mono- bore flowline and remote greasing units used during the fracturing process ▪ Allow fracing to seamlessly shift from well to well while reducing connections for high- pressure equipment Equipment Rented 3 ▪ Assist with the installation, maintenance and handling of the wellhead and pressure control equipment ▪ Variety of equipment to install and service, such as high-pressure flow iron, closing units, crane trucks and testing units Services Provided4 Cactus Equipment Positioned on a Multi-Well Pad Note: Cactus equipment shown not inclusive of all Rental innovations described on preceding slides. 2 4 1 3 3 4 1

30 Year Ended Nine Months Ended ($ in thousands) December 31, September 30, 2020 2019 2018 2017 2016 2015 Net income (loss) $59,215 $156,303 $150,281 $66,547 ($8,176) $21,224 Interest (income) expense, net (701) (879) 3,595 20,767 20,233 21,837 Income tax expense 10,970 32,020 19,520 1,549 809 784 EBIT 69,484 187,444 173,396 88,863 12,866 43,845 Depreciation and amortization 40,520 38,854 30,153 23,271 21,241 20,580 EBITDA $110,004 $226,298 $203,549 $112,134 $34,107 $64,425 Severance expenses 1,864 - - - - - Revaluation of tax receivable agreement liability 555 (5,336) - - - - Secondary offering related expenses - 1,042 - - - - (Gain) loss on debt extinguishment - - 4,305 - (2,251) (1,640) Stock-based compensation 8,599 6,995 4,704 - 361 359 Adjusted EBITDA $121,022 $228,999 $212,558 $112,134 $32,217 $63,144 Revenue $348,566 $628,414 $544,135 $341,191 $155,048 $221,395 Adjusted EBITDA Margin 34.7% 36.4% 39.1% 32.9% 20.8% 28.5% Non-GAAP Reconciliation Important Disclosure Regarding Non-GAAP Measures EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement, (gain) loss on debt extinguishment, stock-based compensation, and equity offering expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue. Our management believes EBITDA and Adjusted EBITDA are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA and Adjusted EBITDA because we believe they provide useful information regarding the factors and trends affecting our business.

31 Non-GAAP Reconciliation Year Ended ($ in thousands) December 31, 2017 2016 Revenues Product revenue $189,091 $77,739 Rental revenue 77,469 44,372 Field service and other revenue 74,631 32,937 Total revenues $341,191 $155,048 Costs and expenses Cost of product revenue $124,030 $62,766 Cost of rental revenue 40,519 33,990 Cost of field service and other revenue 60,602 28,470 Selling, general and administrative expenses 27,177 19,207 Total costs and expenses $252,328 $144,433 Income from operations $88,863 $10,615 Depreciation and amortization Product depreciation and amortization $3,169 $2,869 Rental depreciation and amortization 14,912 15,121 Field service and other depreciation and amortization 4,786 2,659 Selling, general and administrative expense depreciation and amortization 404 592 Total depreciation and amortization $23,271 $21,241 EBITDA Product EBITDA $68,230 $17,842 Rental EBITDA 51,862 25,503 Field Service EBITDA 18,815 7,126 Selling, general and administrative expense EBITDA (26,773) (18,615) Gain on debt extinguishment - 2,251 Total EBITDA $112,134 $34,107 Gain on debt extinguishment - (2,251) Stock-based compensation - 361 Total Adjusted EBITDA $112,134 $32,217 Important Disclosure Regarding Non-GAAP Measures EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP. EBITDA and Adjusted EBITDA are supplemental non-GAAP financial measures that are used by management and external users of our consolidated financial statements, such as industry analysts, investors, lenders and rating agencies. We define EBITDA as net income excluding net interest, income tax and depreciation and amortization. We define Adjusted EBITDA as EBITDA excluding severance expenses, revaluation of tax receivable agreement, (gain) loss on debt extinguishment, stock-based compensation, and equity offering expenses. We define Adjusted EBITDA Margin as Adjusted EBITDA as a percentage of Revenue. Our management believes EBITDA and Adjusted EBITDA are useful, because they allow management to more effectively evaluate our operating performance and compare the results of our operations from period to period without regard to financing methods or capital structure, or other items that impact comparability of financial results from period to period. EBITDA and Adjusted EBITDA should not be considered as alternatives to, or more meaningful than, net income or any other measure as determined in accordance with GAAP. Our computations of EBITDA and Adjusted EBITDA may not be comparable to other similarly titled measures of other companies. We present EBITDA and Adjusted EBITDA because we believe they provide useful information regarding the factors and trends affecting our business.

32 John Fitzgerald Director of Corporate Development & Investor Relations 713-904-4655 IR@CactusWHD.com Investor Relations Contact